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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21786

ING Risk Managed Natural Resources Fund

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

Huey P. Falgout, Jr., 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:                    February 28

Date of reporting period:                   August 31, 2011

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

August 31, 2011

ING Risk Managed Natural Resources Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800)-992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Fund. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholder,

ING Risk Managed Natural Resources Fund (the “Fund”) is a non-diversified, closed-end management investment company whose shares are traded on the New York Stock Exchange under the symbol “IRR.” The Fund’s investment objective is total return through a combination of current income, realized capital gains and capital appreciation.

The Fund will seek to achieve its investment objective by investing in a portfolio of equity securities of companies in the energy and natural resources industries and by employing an integrated options “collar” strategy. The Fund’s collar strategy seeks to reduce the volatility of total returns relative to the natural resources equity sector and to help the Fund achieve its investment objective by seeking to generate capital gains in declining markets from the purchase of put options and premiums from writing call options.

For the six months ended August 31, 2011, the Fund made quarterly distributions totaling $0.73 per share, characterized as $0.15 per share return of capital and $0.58 per share net investment income.

Based on net asset value (“NAV”), the Fund provided a total return of (4.92)% for the six months ended August 31, 2011.(1) This NAV return reflects a decrease in the Fund’s NAV from $15.34 on February 28, 2011 to $13.89 on August 31, 2011, including the reinvestment of $0.73 per share in distributions. Based on its share price as of August 31, 2011, the Fund provided a total return of (12.32)% for the six months ended August 31, 2011.(2) This share price return reflects a decrease in the Fund’s share price from $16.24 on February 28, 2011 to $13.56 on August 31, 2011, including the reinvestment of $0.73 per share in distributions.

The global equity markets have witnessed a challenging and turbulent period. Please read the Market Perspective and Portfolio Managers’ Report for more information on the market and the Fund’s performance.

At ING Funds our mission is to help you grow, protect and enjoy your wealth. We seek to assist you and your financial advisor by offering a range of global investment solutions. We invite you to visit our website at www.ingfunds.com. Here you will find information on our products and services, including current market data and fund statistics on our open- and closed-end funds. You will see that we offer a broad variety of equity, fixed income and multi-asset funds that aim to fulfill a variety of investor needs.

We thank you for trusting ING Funds with your investment assets, and we look forward to serving you in the months and years ahead.

Sincerely,

Shaun P. Mathews

President & Chief Executive Officer

ING Funds

October 7, 2011

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus for any ING Fund, please call your Investment Professional or the Fund’s Shareholder Service Department at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

(1)

Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.

(2)

Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.

MARKET PERSPECTIVE:  SIX MONTHS ENDED AUGUST 31, 2011

As our new fiscal year started, commentators were wondering what it would take to spoil investors’ collective appetite for risky assets. Global equities in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends were already up nearly 5% in 2011, despite a continuing European sovereign debt crisis and the violent uncertainties of the “Arab Spring” in North Africa and the Middle East. As if this were not enough, a massive earthquake and tsunami hit Japan on March 11, causing severe local damage and disruption to global supplies of electrical and digital components. Yet global equities returned nearly 1% between March 10 and March 31. Many of the developed world’s economies including the US, seemed to be returning to health, boosted by heavy, ongoing doses of stimulative and monetary medicine.

But as the year wore on, the patient took a turn for the worse and by the end of August global equities were down 11.03% for the six month period. (The MSCI World IndexSM returned (9.21)% for the six-month period, measured in U.S. dollars.)

It did not happen right away. In the U.S., the latest unemployment rate was reported in April at 8.8%, the lowest in 24 months. New private sector jobs well above 200,000 were added in each of January, February and March. But the average for the next three months slumped to 111,000, just 72,000 including the shrinking government sector. The unemployment rate rebounded to 9.1% and by the end of August the number of new weekly unemployment claims was still stuck above 400,000.

In the housing market, sales of new and existing homes seemed to be stabilizing at low levels. But by May both were in decline again and that month the “double dip” in home prices was confirmed when the S&P/Case-Shiller 20-City Composite Home Price Index was reported as having fallen below the near term trough recorded in April 2009.

Gross Domestic Product (“GDP”) growth had been reported at 3.1% (quarter-over-quarter, annualized) for the fourth quarter of 2010. On July 29 this was revised down to 2.3%, among other revisions that showed the recession had been deeper and started earlier than previously thought. Worse, growth in the first quarter of 2011 was a barely perceptible 0.4%. When the next quarter’s figure was reported at just 1.0%, the common assessment was that the economy was operating at “stall-speed”.

There was to be no cheer on the political front as parties deadlocked on the issue of raising the debt ceiling. A stopgap agreement avoided the risk of the United States defaulting on its debt, but it did not stop Standard & Poors from downgrading the country’s credit rating.

A slowdown of sorts was also taking place in China. Its economy was still growing fast, at 9.5% in the latest quarter, but activity was clearly slowing at the margin, which would significantly impact global growth. It was a self-inflicted slowdown, as the authorities used monetary tightening to battle inflation of 6.5% and a housing price bubble. By August, the closely watched Chinese purchasing managers’ index was registering near-stagnation.

Arguably the largest single depressant to investors’ risk appetite was renewed anxiety about Eurozone sovereign debt, when rumors started to swirl that Greece would seek a restructuring of its debt, much of it held by European banks, threatening a Lehman-like event that might paralyze the banking system and trip the region back into recession. In late July, a second bail-out package was agreed to for Greece. But amid doubts about the political will necessary to carry it through, attention turned to the Italian bond market, the world’s third largest, and Spain’s. Bond yields soared to euro-era high levels, retreating only when the European Central Bank started buying the bonds, a role it was never meant to play.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds rose 5.49% in the first half of the fiscal year. The sub-index representing government bonds returned 6.53% and short to medium Treasuries traded at record low yields. Conversely, the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index lost 1.57% in these more risk-averse times.

U.S. equities, represented by the S&P 500® Index including dividends, lost 7.23% in the six months through August, with negative returns in the last four, including the worst August since 2001. The operating earnings of S&P 500® companies in the second quarter of 2011 eclipsed their all-time record of exactly four years before and while that might have supported prices in the past, it was increasingly seen as unlikely to stand in near-recessionary conditions.

In currencies, the dollar benefited periodically from safe haven status, as the latest trauma of the Eurozone debt crisis played out. But in the end, many commentators argued that there was no haven that was truly safe and over the six months the dollar ultimately fell 4.98% against the euro, 1.46% against the pound and 5.95% to the yen, which briefly touched a post-war high.

In international markets, the MSCI Japan® Index plunged 19.23% in the first half of the fiscal year, weighed down by the disruptive aftermath of natural disaster, as the economy re-entered recession. The MSCI Europe ex UK® Index returned a similar (18.34)%, measures of business activity and confidence steadily deteriorating as the period progressed. The European Central Bank still saw fit, however, to raise interest rates twice. In the UK, GDP was barely higher than its mid 2010 level, with severe spending cuts on the way. Yet the MSCI UK® Index only fell 8.04%, with contributions from the defensive consumer staples and health care sectors moderating losses in the financials, energy and materials sectors.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
Energy Select Sector Index®	A modified market capitalization-based index intended to track the movements of companies that are components of the S&P 500® Index and are involved in the development or production of energy products. Energy companies in the Index develop and produce crude oil and natural gas and provide drilling and other energy related services.
Materials Select Sector Index®	A modified market capitalization-based index intended to track the movements of companies that are components of the S&P 500® Index and are involved in materials. Materials include integrated steel product, chemicals, fibers, paper and gold.

ING RISK MANAGED NATURAL RESOURCES FUND	PORTFOLIO MANAGERS’ REPORT

ING Risk Managed Natural Resources Fund (the “Fund”) seeks total return through a combination of current income, realized capital gains and capital appreciation. The Fund is managed by Paul Zemsky, David Powers, Joseph Bassett, John Bailey, Jody I. Hrazanek and Frank van Etten, Portfolio Managers, ING Investment Management Co. — the Sub-Adviser.*

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its managed assets in the equity securities of, or derivatives linked to the equity securities of, companies that are primarily engaged in owning or developing energy, other natural resources and basic materials, or supplying goods and services to such companies (“Natural Resources Companies”). Equity securities held by the Fund could include common stocks, preferred shares, convertible securities, warrants and

Sector Diversification

as of August 31, 2011

(as a percentage of net assets)

Energy	76.0%
Materials	18.0%
Options on Indices	4.4%
Industrials	0.2%
Assets in Excess of Other Liabilities*	1.4%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

depository receipts. The Fund may also invest in exchange traded funds (“ETFs”) comprised primarily of Natural Resources Companies. Additionally, the Fund employs an integrated options “collar” strategy which seeks to partially reduce the exposure of the Fund to declines in the value of the energy and natural resources securities in its portfolio and helps the Fund achieve its investment objective by seeking to generate capital gains in declining markets from the purchase of put options and premiums from writing call options.

Equity Portfolio Construction: When selecting equity investments for the Fund, the Sub-Adviser uses fundamental and quantitative research provided by its analysts. The Sub-Adviser normally seeks to identify securities of companies that it believes to be undervalued relative to the value of the energy and natural resources assets they hold or their business fundamentals and outlook. This identification process takes into account current and anticipated economic and financial conditions, as well as company-specific considerations that may cause the issuer’s equity to lead or lag the performance of the broader natural resources investment universe. The Sub-Adviser believes that the best investment candidates are those that feature superior capital allocation, strong competitive position and operations in industries with robust demand. Furthermore, the Sub-Adviser favors companies that can grow their production rather than those that simply rely upon strengthening commodity prices to improve their earnings outlooks. In constructing the portfolio, the Sub-Adviser takes into account the objectives of the Fund’s collar strategy and the instruments through which it is implemented. Under normal market conditions, the Fund generally holds approximately 80-130 equity securities in its portfolio.

“Collar” Strategy: Under normal market conditions, the Fund seeks to manage risk by employing an integrated options collar strategy. The Fund’s collar strategy includes: purchasing put options and writing call options on energy and materials indices (“Resource Indices”) and/or ETFs, correlated with the Fund’s portfolio, or securities held in the Fund’s portfolio. Under normal market conditions, the Fund generally purchases put options approximately 5% “out-of-the-money,” usually on a three-month basis and for an amount approximating 100% of the value of the Fund’s underlying assets. The Fund usually writes call options “at-the-money” or “near-to-the-money,” usually on a one-month basis and for an amount equal to 50-100% of the value of the Fund’s underlying assets. The Fund’s collar

Top Ten Holdings

as of August 31, 2011

(as a percentage of net assets)

ExxonMobil Corp.	11.8%
Chevron Corp.	9.2%
Schlumberger Ltd.	6.1%
ConocoPhillips	4.4%
Apache Corp.	2.6%
National Oilwell Varco, Inc.	2.3%
Occidental Petroleum Corp.	2.3%
Halliburton Co.	2.3%
Energy Select Sector SPDR Index	2.1%
EOG Resources, Inc.	2.0%

Portfolio holdings are subject to change daily.

strategy seeks to partially reduce the exposure of the Fund to declines in the value of energy and natural resources securities in its portfolio, while simultaneously generating capital gains in declining markets from the purchase of put options and premiums from writing call options to help the Fund achieve its total return investment objective. Put options may be financed by a portion of the premiums received by the Fund from the sale of call options. The Fund may purchase put options and write call options on Resource Indices and/or ETFs including, but not limited to the Energy Select Sector Index® and the Materials Select Sector Index® (each a “Sector Index” and collectively, the “Sector Indices”), and/or the Energy Select Sector SPDR® Fund and the Materials Select Sector SPDR® Fund (each a “SPDR® Fund” and collectively, the “SPDR® Funds”). The collar strategy may be executed primarily in over-the-counter markets with major international banks, broker-dealers and financial institutions. Under certain market conditions, the Fund may deviate from its “collar strategy” and may elect not to buy puts or sell calls.

PORTFOLIO MANAGERS’ REPORT	ING RISK MANAGED NATURAL RESOURCES FUND

Performance: Based on net asset value (“NAV”) as of August 31, 2011, the Fund provided a total return of (4.92)% for the period. This NAV return reflects a decrease in the Fund’s NAV from $15.34 on February 28, 2011 to $13.89 on August 31, 2011. Based on its share price as of August 31, 2011, the Fund provided a total return of (12.32)% for the period. This share price return reflects a decrease in the Fund’s share price from $16.24 on February 28, 2011 to $13.56 on August 31, 2011. The reference index, a composite of 80% Energy Select Sector Index® (“IXE”) and 20% Materials Select Sector Index® (“IXB”) returned (11.34)% for the reporting period. The portfolio is designed to generally participate in only a part of an upside of the market and help protect against part of the downside. During the period, the Fund made quarterly total distributions totaling $0.73 per share, characterized as $0.15 per share return of capital and $0.58 per share net investment income. As of August 31, 2011, the Fund had 22,766,049 shares outstanding.

Equity Portfolio: Market risk proved intense during the reporting period. Worries about inflation in the emerging markets, slow growth in the developed markets and the sovereign debt crisis in the euro zone threw wrenches of uncertainty into the gears of energy and commodities markets. Performance of the Fund’s reference index reflected the generally negative conditions. The Fund as a whole outperformed its reference index for the period, thanks mainly to the options portfolio. The risk managed portion of the Fund’s equity portfolio where the collar is implemented mirrored the performance of the reference index.

The actively managed portion of the equity portfolio underperformed the reference index due to security selection among energy companies. Selection among materials stocks added value and partially offset the detraction from energy. The Fund’s energy positions were particularly unfavorable among integrated oil and gas, and coal companies. Coal companies were hurt by the overall decline in commodity prices and fear of decreased demand in China. A decline in natural gas prices hurt coal pricing, as the price of natural gas typically depends on coal prices.

The worst detractors were off-index positions in Suncor Energy, Inc., Canadian Natural Resources Ltd. and Arch Coal, Inc., as well as an overweight of Alpha Natural Resources, Inc. Top contributors for the period included an off-index position in Petrohawk Energy Corp. as well as underweights of Occidental Petroleum Corp. and Dow Chemical Co.

Options Portfolio: For the period, the Fund’s collar strategy had a positive impact on relative returns. The Fund purchases put options and writes call options on the XLE and XLB ETFs to implement its collar. During the period, the Fund generally held put options against 100% of the value of the underlying equity portfolio, with strike prices roughly 5% out of the money and expiration dates of about three months at inception. The Fund typically wrote calls on 50 – 70% of the value of the underlying equity portfolio. These options were generally at or near the money and had expirations of about one month at inception.

The Fund’s collar strategy seeks to exploit the high volatility of the natural resources sector — it attempts to protect the portfolio from large NAV declines while seeking to generate premiums and retain some potential for upside appreciation. This strategy added value, particularly during the latter part of the period when equity markets were weak. As a result of this weakness, the written call options expired without value and the put options became more valuable.

Outlook and Current Strategy: We believe demand in oil & gas will continue to grow as the demand in developing nations continues to trade off the slowing in the developed world. The supply of these resources is constrained and the new sources of supply are costlier. We believe that the indiscriminate sell-off has resulted in undervalued companies with improved business models, stronger customer bases, pronounced competitive advantages and sturdier returns through an economic cycle. More specifically we have positioned the portfolio to benefit from industry trends in more resilient oil directed drilling activity onshore and offshore, the globalization of natural gas markets and, broadly, the modernification of drilling equipment.

In the non-energy or basis materials component we like exposure to iron ore given the consolidated nature of the market with the top three producers. However we are cautious on mining companies for quarterly results as increasing operating costs and free cash flow use for acquisitions may be received poorly. For copper we are more conservative in our outlook with a marginal cost well below the current price and tough quarterly reports to come along with reinvestment risk, longer-term we do like copper and wait for the right opportunity amidst the sell-off.

*	Effective August 1, 2011, Mr. Bailey was added as a portfolio manager to the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance data represents past performance and is no guarantee of future results.

An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

STATEMENT OF ASSETS AND LIABILITIES AS OF AUGUST 31, 2011 (UNAUDITED)

ASSETS:
Investments in securities at value*	$311,781,361
Short-term investments at value***	4,020,900
Cash	2,030
Foreign currencies at value*****	124,998
Receivables:
Investments securities sold	4,249,422
Dividends	938,828
Prepaid expenses	893

Total assets	321,118,432

LIABILITIES:
Payable for investment securities purchased	3,623,495
Payable to affiliates	291,321
Payable for trustee fees	1,377
Other accrued expenses and liabilities	129,105
Written options, at fair value^	865,753

Total liabilities	4,911,051

NET ASSETS	$316,207,381

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$336,193,835
Distributions in excess of net investment income	(152,610)
Accumulated net realized loss	(67,292,302)
Net unrealized appreciation	47,458,458

NET ASSETS	$316,207,381

* Cost of investments in securities	$264,322,926
*** Cost of short-term investments	$4,020,900
*****Cost of foreign currencies	$124,966
^ Premiums received on written options	$865,753

Net Assets	$316,207,381
Shares outstanding*	22,766,049
Net asset value and redemption price per share	$13.89

*	Unlimited shares authorized; $0.01 par value.

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED AUGUST 31, 2011 (UNAUDITED)

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,724,421

Total investment income	2,724,421

EXPENSES:
Investment management fees	1,665,090
Transfer agent fees	5,802
Administrative service fees	166,507
Shareholder reporting expense	52,256
Professional fees	33,488
Custody and accounting expense	55,261
Trustee fees	4,884
Miscellaneous expense	31,550

Total expenses	2,014,838
Net waived and reimbursed fees	—

Net expenses	2,014,838

Net investment income	709,583

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	8,760,400
Foreign currency related transactions	(72,101)
Written options	22,486,255

Net realized gain	31,174,554

Net change in unrealized appreciation or depreciation on:
Investments	(49,883,208)
Foreign currency related transactions	116,257
Written options	1,498,674

Net change in unrealized appreciation or depreciation	(48,268,277)

Net realized and unrealized loss	(17,093,723)

Decrease in net assets resulting from operations	$(16,384,140)

* Foreign taxes withheld	$38,858

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Six Months Ended August 31, 2011	Year Ended February 28, 2011
FROM OPERATIONS:
Net investment income	$709,583	$2,675,104
Net realized gain (loss)	31,174,554	(14,198,141)
Net change in unrealized appreciation or depreciation	(48,268,277)	33,016,330

Increase (decrease) in net assets resulting from operations	(16,384,140)	21,493,293

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(13,163,638)	(2,818,572)
Return of capital	(3,323,257)	(30,415,292)

Total distributions	(16,486,895)	(33,233,864)

FROM CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	1,126,032	2,346,205

Net decrease in net assets	(31,745,003)	(9,394,366)

NET ASSETS:
Beginning of period	347,952,384	357,346,750

End of period	$316,207,381	$347,952,384

Undistributed (distributions in excess of) net investment income at end of period	$(152,610)	$304,500

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

	Per Share Operating Performance														Ratios and Supplemental Data
			Income (loss) from investment operations				Less distributions									Ratios to average net assets

	Net asset value, beginning of period		Net investment income		Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gains on investments	From return of capital	Total distributions	Net asset value, end of period	Market value, end of period	Total investment return at net asset value(3)	Total investment return at market value(4)	Net assets, end of period (000's)	Gross expenses prior to expense waiver(5)	Net expenses after expense waiver(5)		Net investment income after expense waiver(5)		Portfolio turnover rate

Year or period ended	($)		($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	($)	(%)	(%)		(%)		(%)
08-31-11	15.34		0.03	*	(0.75)	(0.72)	0.58	—	0.15	0.73	13.89	13.56	(4.92)	(12.32)	316,207	1.21	1.21		0.43		10
02-28-11	15.86		0.12		0.83	0.95	0.12	—	1.35	1.47	15.34	16.24	6.59	7.36	347,952	1.20	1.20	**	0.80	**	30
02-28-10	15.18		0.13	*	2.20	2.33	0.15	0.86	0.64	1.65	15.86	16.67	15.85	46.00	357,347	1.20	1.20	**	0.80	**	28
02-28-09	18.92		0.10	*	(2.14)	(2.04)	0.13	1.57	—	1.70	15.18	12.66	(9.88)	(17.28)	341,856	1.18	1.18	**	0.59	**	85
02-29-08	19.18		0.17		1.27	1.44	0.12	—	1.58	1.70	18.92	17.19	8.20	0.51	429,235	1.17	1.17		0.86		57
10-24-06(1) - 02-28-07	19.06	(2)	0.06	*	0.20	0.26	0.04	—	0.10	0.14	19.18	18.76	1.38	(5.50)	433,595	1.23	1.18		0.88		21

(1)	Commencement of operations.
(2)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share and offering costs of $0.04 per share paid by the shareholder from the $20.00 offering price.
(3)

Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.

(4)

Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.

(5)	Annualized for periods less than one year.
*	Calculated using average number of shares outstanding throughout the period.
**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2011 (UNAUDITED)

NOTE 1 — ORGANIZATION

ING Risk Managed Natural Resources Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Delaware statutory trust.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A. Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and equity securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value. Investments in securities of sufficient credit quality maturing 60 days or less from date of acquisition are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities that are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Fund’s Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its net asset value (“NAV”) may also be valued at their fair values, as defined by the 1940 Act and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE Euronext (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the Fund’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2011 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Options that are traded over-the-counter will be valued using one of three methods: (1) dealer quotes; (2) industry models with objective inputs, or (3) by using a benchmark arrived at by comparing prior-day dealer quotes with the corresponding change in the underlying security. Exchange traded options will be valued using the last reported sale. If no last sale is reported, exchange traded options will be valued using an industry accepted model such as “Black Scholes.” Options on currencies purchased by the Fund are valued using industry models with objective inputs at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of over-the-counter options.

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Summary Portfolio of Investments.

For the six months ended August 31, 2011, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date, or in the case of some foreign dividends, when the information becomes available to the Fund.

C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U. S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2011 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U. S. companies and U.S. government securities.

D. Distributions to Shareholders. The Fund intends to make quarterly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions are determined annually in accordance with federal tax principles, which may differ from U.S. generally accepted accounting principles for investment companies.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time depending on whether the Fund has gains or losses on the call options written on its portfolio versus gains or losses on the equity securities in the portfolio. Each quarter, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, other income or capital gains, and return of capital, if any. The final composition of the tax characteristics of the distributions cannot be determined with certainty until after the end of the Fund’s tax year, and will be reported to shareholders at that time. A significant portion of the Fund’s distributions may constitute a return of capital. The amount of quarterly distributions will vary, depending on a number of factors. As portfolio and market conditions change, the rate of dividends on the common shares will change. There can be no assurance that the Fund will be able to declare a dividend in each period.

E. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination.

F. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G. Risk Exposures and the use of Derivative Instruments. The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Fund to pursue its objectives more quickly and efficiently, than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2011 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Fund may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund. For purchased OTC options, the Fund bears the risk of loss in the amount of the premiums paid and the change in market value of the options should the counterparty not perform under the contracts. As of August 31, 2011, the total value of purchased OTC options subject to counterparty credit risk was $13,970,984. The counterparty did not post any collateral to the Fund at period end.

The Fund’s master agreements with derivative counterparties have credit related contingent features

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2011 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.

Written options by the Fund do not give rise to counterparty credit risk, as written options obligate the Fund to perform and not the counterparty. As of August 31, 2011, the total value of written OTC call options subject to Master Agreements in a net liability position was $865,753. If a contingent feature had been triggered, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its open written OTC call options at year end.

H. Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option or purchased put option or the purchase cost of the security for a written put option or a purchased call option is adjusted by the amount of premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

Under normal market conditions, the Fund will seek to manage risk by employing an integrated options “collar” strategy. The Fund’s collar strategy will include purchasing put options and writing call options on

Resource Indices and/or Exchange Traded Funds, correlated with the Fund’s portfolio, or securities held in the Fund’s portfolio. Under normal market conditions, the Fund will generally purchase put options approximately 5% “out-of-the-money,” usually on a three-month basis and for an amount approximating 100% of the value of the Fund’s underlying assets. The Fund will usually write call options “at-the-money” or “near-to-the-money,” usually on a one-month basis and for an amount equal to 50-100% of the value of the Fund’s underlying assets. The Fund’s collar strategy seeks to partially reduce the exposure of the Fund to declines in the value of the securities of Natural Resources Companies in its portfolio, while simultaneously generating capital gains from the purchase of put options and premiums from writing call options to help the Fund achieve its total return investment objective. Put options will be financed by a portion of the premiums received by the Fund from the sale of call options.

During the six months ended August 31, 2011, the Fund utilized the collar strategy. Please refer to Note 6 for the volume of both purchased and written option activity for the six months ended August 31, 2011.

I. Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses on forward foreign currency contracts are included on the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

For the six months ended August 31, 2011, the Fund has entered into forward foreign currency contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2011 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

order to increase or decrease exposure to foreign exchange rate risk. During the six months ended August 31, 2011, the Fund used forward foreign currency contracts to hedge its investments in non-U.S. dollar denominated equity securities in an attempt to decrease the volatility of the Fund’s NAV.

During the six months ended August 31, 2011, the Fund had an average contract amount on forward foreign currency contracts sold of $1,300,071.

J. Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, is the Investment Adviser of the Fund. The Fund pays the Investment Adviser for its services under the investment management agreement (“Management Agreement”), a fee, payable monthly, based on an annual rate of 1.00% of the Fund’s average daily managed assets. For purposes of the Management Agreement, managed assets are defined as the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares). As of August 31, 2011, there were no preferred shares outstanding.

The Investment Adviser entered into a sub-advisory agreement (“Sub-Advisory Agreement”) with ING Investment Management Co. (“ING IM”). Subject to policies as the Board or the Investment Adviser might determine, ING IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies and limitations.

ING Funds Services, LLC (the “Administrator”) serves as Administrator to the Fund. The Fund pays the Administrator for its services a fee based on an annual rate of 0.10% of the Fund’s average daily managed assets. The Investment Adviser, ING IM, and the Administrator are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate initial public offerings: one a U.S. focused offering that would include U.S. based insurance, retirement services, and investment management operations; and the other a European based offering for European and Asian based insurance and investment management operations. There can be no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Fund, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Investment Adviser’s loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability. In addition, the divestment of ING businesses, including the Investment Adviser, may potentially be deemed a “change of control” of each entity. A change of control would result in the termination of the Fund’s advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the board, and may trigger the need for shareholder approval. Currently, the Investment Adviser does not anticipate that the restructuring will have a material adverse impact on the Fund or its operations and administration.

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2011 (UNAUDITED) (CONTINUED)

NOTE 4 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

As of August 31, 2011, the Fund had the following amounts recorded as payable to affiliates on the accompanying Statement of Assets and Liabilities:

Accrued Investment Management Fees	Accrued Administrative Fees	Total
$264,838	$26,483	$291,321

The Fund has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 5 — PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales of investments for the six months ended August 31, 2011, excluding short-term securities, were $35,075,008 and $40,602,924, respectively.

NOTE 6 — PURCHASED AND WRITTEN OPTIONS

Transactions in both purchased and written options for the six months ended August 31, 2011 were as follows:

Transactions in purchased OTC put options on indices were as follows:

	Number of Contracts	Cost
Balance at 02/28/11	552,264	$8,928,592
Options Purchased	4,475,473	33,793,840
Options Expired	(781,743)	(13,076,190)
Options Exercised	—	—
Options Terminated in Closing Sell Transactions	(467,475)	(15,947,426)

Balance at 08/31/11	3,778,519	$13,698,816

Transactions in written OTC call options on indices were as follows:

	Number of Contracts	Premiums Received

Balance at 02/28/11	367,932	$5,134,618
Options Written	7,726,974	22,989,276
Options Expired	(4,940,229)	(21,716,781)
Options Exercised	—	—
Options Terminated in Closing Purchase Transactions	(370,904)	(5,541,360)

Balance at 08/31/11	2,783,773	$865,753

NOTE 7 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and its corresponding risks, see the Fund’s most recent Prospectus and/or the Statement of Additional Information.

Foreign Securities and Emerging Markets. The Fund makes significant investments in foreign securities and may invest up to 20% of its managed assets, measured at the time of investment, in securities issued by companies located in countries with emerging markets. Investments in foreign securities may entail risks not present in domestic investments. Since investments in securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rates, all of which could affect the market and/or credit risk of the investments. The risks of investing in foreign securities can be intensified in the case of investments in issuers located in countries with emerging markets.

Leverage. Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. The Fund also may enter into a working capital facility to facilitate its collar strategy. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed.

Non-Diversified and Natural Resources Companies. The Fund may be subject to large price volatility due to non-diversification and concentration in Natural Resources Companies. Securities of such companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials’ prices and possible instability of supply of various natural resources. Because many Natural Resources Companies have significant operations in many countries worldwide, the Fund’s portfolio will be more exposed

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2011 (UNAUDITED) (CONTINUED)

NOTE 7 — CONCENTRATION OF INVESTMENT RISKS (continued)

than a more diversified portfolio to unstable political, social and economic conditions, including expropriation and disruption of licenses or operations. This means that the Fund’s portfolio of Natural Resources Companies may be more exposed to price volatility, liquidity and other risks that accompany an investment in equities of foreign companies than portfolios of international equities generally.

NOTE 8 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Six Months Ended August 31, 2011	Year Ended February 28, 2011
Number of Shares
Reinvestment of distributions	76,576	156,652
Shares repurchased	—	—

Net increase in shares outstanding	76,576	156,652

$
Reinvestment of distributions	$1,126,032	$2,346,205
Shares repurchased, net of commissions	—	—

Net increase	$1,126,032	$2,346,205

NOTE 9 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following estimated permanent tax differences have been reclassified as of the Fund’s semi-annual period ended August 31, 2011(1):

Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains / (Losses)
$(12,065,524)	$11,996,945	$68,579

(1)	$12,065,524 relates to distributions in excess of net investment income taxed as ordinary income due to current year earnings and profits.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Under certain conditions, federal tax regulations may also cause some or all of the return of capital to be taxed as ordinary income.

The tax composition of dividends and distributions in the current period will not be determined until after the Fund’s tax year-end of December 31, 2011. The tax composition of dividends and distributions as of the Fund’s most recent tax year-end was as follows:

Tax Year Ended December 31, 2010
Ordinary Income	Return of Capital
$2,818,572	$30,415,292

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of the tax year ended December 31, 2010 were:

Unrealized Appreciation	Post-October Currency Loss Deferred	Capital Loss Carryforwards	Expiration Date
$58,820,406	$(101,753)	$(68,533,776)	2017
		(5,692,716)	2018

		$(74,226,492)

The Fund’s major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is the Fund’s initial tax year of 2006.

As of August 31, 2011, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2011 (UNAUDITED) (CONTINUED)

NOTE 9 — FEDERAL INCOME TAXES (continued)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s tax year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of the fund’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards. Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the “Federal Income Taxes” section of the financial statement notes for the fiscal year ending February 29, 2012.

NOTE 10 — OTHER ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and the International

Financial Reporting Standards (“IFRSs”). The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. As of August 31, 2011, management of the Portfolios is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

NOTE 11 — SUBSEQUENT EVENTS

Dividends: Subsequent to August 31, 2011, the Fund made a distribution of:

Per Share Amount	Declaration Date	Payable Date	Record Date
$0.363	9/15/2011	10/17/2011	10/5/2011

Each quarter, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, capital gains, and return of capital, if any. A significant portion of the quarterly distribution payments made by the Fund may constitute a return of capital.

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

ING RISK MANAGED NATURAL RESOURCES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2011 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 94.2%
		Energy: 76.0%
59,272	@	Alpha Natural Resources, Inc.	$1,960,125	0.6
67,550		Anadarko Petroleum Corp.	4,981,812	1.6
81,291		Apache Corp.	8,378,663	2.6
67,271		Baker Hughes, Inc.	4,110,931	1.3
26,450		Cabot Oil & Gas Corp.	2,006,497	0.6
49,450	@	Cameron International Corp.	2,569,422	0.8
81,582		Canadian Natural Resources Ltd.	3,073,194	1.0
102,300		Chesapeake Energy Corp.	3,313,497	1.0
293,332		Chevron Corp.	29,013,468	9.2
205,236		ConocoPhillips	13,970,415	4.4
42,400		Consol Energy, Inc.	1,935,984	0.6
160,900	@	Denbury Resources, Inc.	2,566,355	0.8
63,100		Devon Energy Corp.	4,280,073	1.4
153,450		El Paso Corp.	2,937,033	0.9
32,415		Ensco International PLC ADR	1,564,348	0.5
67,050		EOG Resources, Inc.	6,208,159	2.0
505,647		ExxonMobil Corp.	37,438,104	11.8
50,400	@	FMC Technologies, Inc.	2,240,784	0.7
160,921		Halliburton Co.	7,140,065	2.3
84,900		Hess Corp.	5,037,966	1.6
118,700		Marathon Oil Corp.	3,195,404	1.0
46,900		Marathon Petroleum Corp.	1,738,114	0.5
69,600		Murphy Oil Corp.	3,729,168	1.2
110,425		National Oilwell Varco, Inc.	7,301,301	2.3
28,050		Noble Energy, Inc.	2,478,498	0.8
82,950		Occidental Petroleum Corp.	7,195,083	2.3
46,000		Peabody Energy Corp.	2,244,800	0.7
30,800		Pioneer Natural Resources Co.	2,407,636	0.8
107,080	@	Precision Drilling Corp.	1,489,483	0.5
59,050		Range Resources Corp.	3,824,078	1.2
42,650	@	Rowan Cos., Inc.	1,538,385	0.5
40,427		Royal Dutch Shell PLC - Class A ADR	2,710,630	0.9

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Energy: (continued)
248,707		Schlumberger Ltd.	$19,428,991	6.1
63,400	@	Southwestern Energy Co.	2,406,030	0.8
101,779		Spectra Energy Corp.	2,643,201	0.8
121,970		Suncor Energy, Inc.	3,890,843	1.2
55,342		Sunoco, Inc.	2,110,744	0.7
120,400		Valero Energy Corp.	2,735,488	0.9
96,650		Williams Cos., Inc.	2,608,584	0.8
779,232		Other Securities	19,911,880	6.3
			240,315,236	76.0
		Industrials: 0.2%
115,400		Other Securities	488,610	0.2

		Materials: 18.0%
23,150		Air Products & Chemicals, Inc.	1,895,290	0.6
55,365		Barrick Gold Corp.	2,809,774	0.9
32,700		Cliffs Natural Resources, Inc.	2,709,195	0.9
126,650		Dow Chemical Co.	3,603,193	1.1
99,850		EI Du Pont de Nemours & Co.	4,819,759	1.5
102,606		Freeport-McMoRan Copper & Gold, Inc.	4,836,847	1.5
58,200		Monsanto Co.	4,011,726	1.3
85,750		Newmont Mining Corp.	5,369,665	1.7
31,350		Praxair, Inc.	3,087,661	1.0
907,045		Other Securities	23,863,421	7.5
			57,006,531	18.0
		Total Common Stock (Cost $250,624,110)	297,810,377	94.2

# of Contracts			Value	Percentage of Net Assets

PURCHASED OPTIONS: 4.4%
		Options on Indices: 4.4%
55,681	@	Basic Industries Select Sector Index, Strike @ 367.340, Exp. 09/16/11 Counterparty: Citigroup, Inc.	$520,540	0.2

See Accompanying Notes to Financial Statements

ING RISK MANAGED NATURAL RESOURCES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2011 (UNAUDITED) (CONTINUED)

# of Contracts			Value	Percentage of Net Assets

PURCHASED OPTIONS: (continued)
		Options on Indices: (continued)
119,726	@	Energy Select Sector Index, Strike @ 683.340, Exp. 09/16/11 Counterparty: Citigroup, Inc.	$2,227,328	0.7
1,113,843	@	Energy Select Sector SPDR Index, Strike @ 73.020, Exp. 10/21/11 Counterparty: JPMorgan Chase & Co.	6,728,366	2.1
1,304,080	@	Energy Select Sector SPDR Index, Strike @ 60.000, Exp. 11/18/11 Counterparty: JPMorgan Chase & Co.	2,395,091	0.8
644,375	@	Materials Select Sector SPDR Fund, Strike @ 30.000, Exp. 11/18/11 Counterparty: JPMorgan Chase & Co.	451,262	0.1
540,814	@	Materials Select Sector SPDR Fund, Strike @ 37.590, Exp. 10/21/11 Counterparty: JPMorgan Chase & Co.	1,648,397	0.5
			13,970,984	4.4
		Total Purchased Options (Cost $13,698,816)	13,970,984	4.4
		Total Long-Term Investments (Cost $264,322,926)	311,781,361	98.6

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.3%
	Mutual Funds: 1.3%
4,020,900	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $4,020,900)	$4,020,900	1.3
	Total Short-Term Investments (Cost $4,020,900)	4,020,900	1.3

	Total Investments in Securities (Cost $268,343,826)*	$315,802,261	99.9
	Assets in Excess of Other Liabilities	405,120	0.1

	Net Assets	$316,207,381	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of August 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security
ADR	American Depositary Receipt
*	Cost for federal income tax purposes is $272,512,438.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$57,120,919
Gross Unrealized Depreciation	(13,831,096)

Net Unrealized appreciation	$43,289,823

See Accompanying Notes to Financial Statements

ING RISK MANAGED NATURAL RESOURCES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2011 (UNAUDITED) (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of August 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 8/31/2011
Asset Table
Investments, at value
Common Stock
Energy	$240,315,236	$—	$—	$240,315,236
Industrials	—	488,610	—	488,610
Materials	56,092,546	913,985	—	57,006,531

Total Common Stock	296,407,782	1,402,595	—	297,810,377

Purchased Options	—	13,970,984	—	13,970,984
Short-Term Investments	4,020,900	—	—	4,020,900

Total Investments, at value	$300,428,682	$15,373,579	$—	$315,802,261

Liabilities Table
Other Financial Instruments+
Written Options	$—	$(865,753)	$—	$(865,753)

Total Liabilities	$—	$(865,753)	$—	$(865,753)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the period ended August 31, 2011.

ING Risk Managed Natural Resources Fund Written OTC Options on August 31, 2011

# of Contracts	Counterparty	Description	Exercise Price		Expiration Date	Premiums Received	Fair Value
Options on Indices
2,783,773	Goldman Sachs & Co.	Call on Energy Select Sector SPDR Index	73.000	USD	09/16/11	$865,753	$(865,753)

		Total Written OTC Options				$865,753	$(865,753)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of August 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Investments in securities at value*	$13,970,984

Total Asset Derivatives		$13,970,984

Liability Derivatives
Equity contracts	Written options, at fair value	$865,753

Total Liability Derivatives		$865,753

*	Includes purchased options.

See Accompanying Notes to Financial Statements

ING RISK MANAGED NATURAL RESOURCES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2011 (UNAUDITED) (CONTINUED)

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended August 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Investments*	Written options	Total
Equity contracts	$(3,948,779)	$22,486,255	$18,537,477

Total	$(3,948,779)	$22,486,255	$18,537,477

Derivatives not accounted for as hedging instruments	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Investments*	Written options	Total
Equity contracts	$(97,069,476)	$1,498,674	$(95,570,802)

Total	$(97,069,476)	$1,498,674	$(95,570,802)

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

Supplemental Option Information (Unaudited)

Supplemental Call Option Statistics as of August 31, 2011:
% of Total Net Assets against which calls written	60%
Average Days to Expiration at time written	16 days
Average Call Moneyness* at time written	ATM
Premiums received for calls	$865,753
Value of calls	$(865,753)

Supplemental Put Option Statistics as of August 31, 2011:
% of Total Net Assets against which index puts purchased	100%
Average Days to Expiration at time purchased	91 days
Average Index Put Moneyness* at time purchased	OTM
Premiums paid for puts	$13,698,816
Value of puts	$13,970,984

*	“Moneyness” is the term used to describe the relationship between the price of the underlying asset and the option’s exercise or strike price. For example, a call (buy) option is considered “in-the-money” when the value of the underlying asset exceeds the strike price. Conversely, a put (sell) option is considered “in-the-money” when its strike price exceeds the value of the underlying asset. Options are characterized for the purpose of Moneyness as, “in-the-money” (“ITM”), “out-of-the-money” (“OTM”) or “at-the-money” (“ATM”), where the underlying asset value equals the strike price.

See Accompanying Notes to Financial Statements

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING Risk Managed Natural Resources Fund was held June 30, 2011, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

Proposal:

1	To elect four members of the Board of Trustees to represent the interests of the holders of Common Shares of the Fund, with all four individuals to serve as Class II Trustees, for a term of three-years, and until the election and qualification of their successors.

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Total Shares Voted
Class II Trustees	J. Michael Earley	20,965,091.662	522,010.036		21,487,101.698
	Patrick W. Kenny	20,961,906.662	525,195.036		21,487,101.698
	Shaun P. Mathews	21,049,527.184	437,574.514		21,487,101.698
	Roger B. Vincent	21,048,828.783	438,272.915		21,487,101.698

*	Proposal Passed

ADDITIONAL INFORMATION (UNAUDITED)

During the period, there were no material changes in the Fund’s investment objective or policies that were not approved by the shareholders or the Fund’s charter or by-laws or in the principal risk factors associated with investment in the Fund. Effective August 1, 2011, John Bailey was added as an individual who is primarily responsible for the day-to-day management of the Fund’s portfolio.

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting BNY (the “Plan Agent”), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Plan Agent for shareholders in additional Common Shares of the Fund through the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. Open-market purchases and sales are usually made through a broker affiliated with the Plan Agent.

If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Agent will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases.

The Fund pays quarterly Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days.

If, before the Plan Agent has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making Open-Market Purchases and will invest the un-invested portion of the Dividend amount in Newly Issued Common Shares at the net

ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a partial or full sale of shares through the Plan Agent are subject to a $15.00 sales fee and a $0.10 per share brokerage commission on purchases or sales, and may be subject to certain other service charges.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All questions concerning the Plan should be directed to the Fund’s Shareholder Service Department at (800) 992-0180.

KEY FINANCIAL DATES — CALENDAR 2011 DISTRIBUTIONS:

Declaration Date	Ex-Dividend Date	Payable Date
March 15, 2011	April 1, 2011	April 15, 2011
June 15, 2011	July 1, 2011	July 15, 2011
September 15, 2011	October 3, 2011	October 17, 2011
December 15, 2011	December 28, 2011	January 16, 2012

Record date will be two business days after each Ex-Dividend Date. These dates are subject to change.

Stock Data

The Fund’s common shares are traded on the NYSE (Symbol: IRR).

Repurchase of Securities by Closed-End Companies

In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act the Fund may from time to time purchase shares of beneficial interest of the Fund in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

Number of Shareholders

The approximate number of record holders of Common Stock as of August 31, 2011 was 21,593, which does not include beneficial owners of shares held in the name of brokers or other nominees.

Certifications

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s CEO submitted the Annual CEO Certification on July 29, 2011 certifying that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting.

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Shareowner Services

480 Washington Boulevard

Jersey City, NJ 07310-1900

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Toll-Free Shareholder Information

Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800)-992-0180

SAR-UIRR	(0811-102611)

Item 2. Code of Ethics.

Not required for semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5. Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6. Schedule of Investments.

ING RISK MANAGED NATURAL RESOURCES FUND	PORTFOLIO OF INVESTMENTS as of August 31, 2011 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 94.2%
		Energy: 76.0%
59,272	@	Alpha Natural Resources, Inc.	$1,960,125	0.6
67,550		Anadarko Petroleum Corp.	4,981,813	1.6
81,291		Apache Corp.	8,378,663	2.6
69,388		Arch Coal, Inc.	1,409,270	0.4
67,271		Baker Hughes, Inc.	4,110,931	1.3
18,403	@	Bill Barrett Corp.	882,424	0.3
26,450		Cabot Oil & Gas Corp.	2,006,497	0.6
33,017	@	Cal Dive International, Inc.	96,079	0.0
49,450	@	Cameron International Corp.	2,569,422	0.8
81,582		Canadian Natural Resources Ltd.	3,073,194	1.0
102,300		Chesapeake Energy Corp.	3,313,497	1.0
293,332		Chevron Corp.	29,013,468	9.2
14,377		Cimarex Energy Co.	1,022,061	0.3
205,236		ConocoPhillips	13,970,415	4.4
42,400		Consol Energy, Inc.	1,935,984	0.6
160,900	@	Denbury Resources, Inc.	2,566,355	0.8
63,100		Devon Energy Corp.	4,280,073	1.4
13,200		Diamond Offshore Drilling	841,236	0.3
153,450		El Paso Corp.	2,937,033	0.9
32,415		Ensco International PLC ADR	1,564,348	0.5
35,100		Ensign Energy Services, Inc.	618,273	0.2
67,050		EOG Resources, Inc.	6,208,159	2.0
21,977		EQT Corp.	1,314,664	0.4
505,647		ExxonMobil Corp.	37,438,104	11.8
50,400	@	FMC Technologies, Inc.	2,240,784	0.7
36,200	@	FX Energy, Inc.	226,250	0.1
160,921		Halliburton Co.	7,140,065	2.3
20,500		Helmerich & Payne, Inc.	1,168,910	0.4
84,900		Hess Corp.	5,037,966	1.6
10,560		Lukoil-Spon	635,712	0.2
118,700		Marathon Oil Corp.	3,195,404	1.0
46,900		Marathon Petroleum Corp.	1,738,114	0.5
26,400	@	McMoRan Exploration Co.	339,768	0.1
69,600		Murphy Oil Corp.	3,729,168	1.2
60,400	@	Nabors Industries Ltd.	1,113,776	0.4
110,425		National Oilwell Varco, Inc.	7,301,301	2.3
15,400	@	Newfield Exploration Co.	786,170	0.2
37,035		Nexen, Inc.	790,697	0.2
28,900		Noble Corp.	975,664	0.3
28,050		Noble Energy, Inc.	2,478,498	0.8
82,950		Occidental Petroleum Corp.	7,195,083	2.3
10,649		Overseas Shipholding Group, Inc.	189,872	0.1

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Energy: (continued)
46,000		Peabody Energy Corp.	$2,244,800	0.7
79,000		Pengrowth Energy Corp.	912,450	0.3
28,300		Petroleo Brasileiro SA ADR	822,115	0.3
30,800		Pioneer Natural Resources Co.	2,407,636	0.8
107,080	@	Precision Drilling Corp.	1,489,483	0.5
20,200		QEP Resources, Inc.	711,242	0.2
59,050		Range Resources Corp.	3,824,078	1.2
42,650	@	Rowan Cos., Inc.	1,538,385	0.5
40,427		Royal Dutch Shell PLC - Class A ADR	2,710,630	0.9
248,707		Schlumberger Ltd.	19,428,991	6.1
63,400	@	Southwestern Energy Co.	2,406,030	0.8
101,779		Spectra Energy Corp.	2,643,201	0.8
26,500		Statoil ASA ADR	638,385	0.2
121,970		Suncor Energy, Inc.	3,890,843	1.2
55,342		Sunoco, Inc.	2,110,744	0.7
13,964		Tenaris S.A. ADR	463,605	0.1
51,800	@	Tesoro Corp.	1,246,308	0.4
26,892	@	Tetra Technologies, Inc.	275,643	0.1
6,479		Transocean Ltd.	362,954	0.1
10,800		Trican Well Services Ltd.	249,460	0.1
19,500	@	Unit Corp.	929,955	0.3
120,400		Valero Energy Corp.	2,735,488	0.9
38,451	@	Weatherford International Ltd.	658,666	0.2
96,650		Williams Cos., Inc.	2,608,583	0.8
5,840		YPF SA ADR	230,271	0.1
			240,315,236	76.0

		Industrials: 0.2%
115,400		Mitsui OSK Lines Ltd.	488,610	0.2

		Materials: 18.0%
23,150		Air Products & Chemicals, Inc.	1,895,291	0.6
8,500		Airgas, Inc.	551,480	0.2
14,450		AK Steel Holding Corp.	129,905	0.0
21,400		Alamos Gold, Inc.	409,513	0.1
113,700		Alcoa, Inc.	1,456,497	0.5
11,200		Allegheny Technologies, Inc.	561,344	0.2
19,200		Ball Corp.	689,664	0.2
55,365		Barrick Gold Corp.	2,809,774	0.9
12,700		Bemis Co., Inc.	394,462	0.1
37,700		Centerra Gold, Inc.	793,806	0.2
8,000		CF Industries Holdings, Inc.	1,462,560	0.5
32,700		Cliffs Natural Resources, Inc.	2,709,195	0.9
13,900		Domtar Corp.	1,116,448	0.4
126,650		Dow Chemical Co.	3,603,192	1.1
8,050		Eastman Chemical Co.	665,976	0.2
25,650		Ecolab, Inc.	1,374,840	0.4

See Accompanying Notes to Financial Statements

ING RISK MANAGED NATURAL RESOURCES FUND	PORTFOLIO OF INVESTMENTS as of August 31, 2011 (Unaudited) (Continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Materials: (continued)
99,850		EI Du Pont de Nemours & Co.	$4,819,759	1.5
8,200		FMC Corp.	622,626	0.2
102,606		Freeport-McMoRan Copper & Gold, Inc.	4,836,847	1.5
19,064		GoldCorp, Inc.	989,803	0.3
45,156	@	Harry Winston Diamond Corp.	677,363	0.2
9,100		International Flavors & Fragrances, Inc.	527,982	0.2
48,800		International Paper Co.	1,324,920	0.4
52,300	@	Lundin Mining Corp.	298,003	0.1
19,000		MeadWestvaco Corp.	522,880	0.2
58,200		Monsanto Co.	4,011,726	1.3
85,750		Newmont Mining Corp.	5,369,665	1.7
34,850		Nucor Corp.	1,257,388	0.4
195,176		OneSteel Ltd.	315,415	0.1
18,400	@	Owens-Illinois, Inc.	348,496	0.1
17,850		PPG Industries, Inc.	1,367,131	0.4
31,350		Praxair, Inc.	3,087,662	1.0
4,100		Randgold Resources Ltd. ADR	432,755	0.1
13,084		Rio Tinto PLC ADR	800,217	0.2
18,400		Sealed Air Corp.	338,928	0.1
9,900		Sherwin-Williams Co.	749,826	0.2
13,400		Sigma-Aldrich Corp.	862,826	0.3
10,033		Sims Group Ltd.	165,815	0.1
33,082		Teck Cominco Ltd. - Class B	1,466,525	0.5
12,050		Titanium Metals Corp.	193,162	0.1
16,050		United States Steel Corp.	483,426	0.1
14,600		Vulcan Materials Co.	511,438	0.2
			57,006,531	18.0
	Total Common Stock
	(Cost $250,624,110)		297,810,377	94.2

# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: 4.4%
		Options on Indices: 4.4%
55,681	@	Basic Industries Select Sector Index, Strike @ 367.340, Exp. 09/16/11 Counterparty: Citigroup, Inc.	520,540	0.2
119,726	@	Energy Select Sector Index, Strike @ 683.340, Exp. 09/16/11 Counterparty: Citigroup, Inc.	2,227,328	0.7
1,113,843	@	Energy Select Sector SPDR Index, Strike @ 73.020, Exp. 10/21/11 Counterparty: JPMorgan Chase & Co.	6,728,366	2.1
(EMPTY)(EMPTY)(EMPTY)

# of Contracts		Value	Percentage of Net Assets
PURCHASED OPTIONS: (continued)
		Options on Indices: (continued)
1,304,080	@ Energy Select Sector SPDR Index, Strike @ 60.000, Exp. 11/18/11 Counterparty: JPMorgan Chase & Co.	$2,395,091	0.8
644,375	@ Materials Select Sector SPDR Fund, Strike @ 30.000, Exp. 11/18/11 Counterparty: JPMorgan Chase & Co.	451,262	0.1
540,814	@ Materials Select Sector SPDR Fund, Strike @ 37.590, Exp. 10/21/11 Counterparty: JPMorgan Chase & Co.	1,648,397	0.5
		13,970,984	4.4

	Total Purchased Options (Cost $13,698,816)	13,970,984	4.4

	Total Long-Term Investments (Cost $264,322,926)	311,781,361	98.6

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.3%
	Mutual Funds: 1.3%
4,020,900	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $4,020,900)	4,020,900	1.3

	Total Short-Term Investments (Cost $4,020,900)	4,020,900	1.3

	Total Investments in Securities (Cost $268,343,826)*	$315,802,261	99.9
	Assets in Excess of Other Liabilities	405,120	0.1

	Net Assets	$316,207,381	100.0

@	Non-income producing security

ADR	American Depositary Receipt

*	Cost for federal income tax purposes is $272,512,438.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$57,120,919
Gross Unrealized Depreciation	(13,831,096)

Net Unrealized appreciation	$43,289,823

See Accompanying Notes to Financial Statements

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-end Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board. (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Risk Managed Natural Resources Fund

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: November 3, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: November 3, 2011

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: November 3, 2011